EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Innova Pure Water, Inc. (the "Company"), on Form 10-KSB of the year ended June 30, 2005, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the annual report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date:  October 31 2006.

/s/

David L. Zich

Print Name:

David L. Zich

Title:

Chief Executive Officer

/s/

Jim R. Davisson

Print Name:

Jim R. Davisson

Title:

Chief Financial Officer and

Principal Accounting Officer